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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Roper Industries, Inc.

     We consent to the use of our report incorporated herein by reference.



                                       KPMG LLP

April 16, 2001
Atlanta, Georgia